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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                   FORM 8-K/A



                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MAY 20, 2002

                      THE READER'S DIGEST ASSOCIATION, INC.
             (Exact name of registrant as specified in its charter)



             DELAWARE               1-10434              13-1726769
         (State or other        (Commission File      (I.R.S. Employer
         jurisdiction of            Number)            Identification
         incorporation or                                  Number)
          organization)

             PLEASANTVILLE, NEW YORK                  10570-7000
              (Address of principal                   (Zip Code)
               executive offices)

               Registrant's telephone number, including area code:
                                 (914) 238-1000



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


ITEM 5.  OTHER EVENTS.

As previously reported, on May 20, 2002, The Reader's Digest Association, Inc. ("Reader's Digest") completed the acquisition from Reiman Holding Company, LLC ("Reiman") of substantially all of the assets of Reiman and its subsidiaries for $760 million in cash, subject to adjustment, and the assumption of certain liabilities from Reiman and its subsidiaries. Reiman is a publisher of cooking, gardening, country lifestyle and nostalgia magazines and books in the United States and Canada. The purchase price was determined through arms' length negotiation between the parties and was financed through five- and six-year syndicated term loan financing. The acquisition includes Reiman's principal headquarters in Greendale, Wisconsin which Reader's Digest intends to continue to use.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

Reader's Digest hereby amends its Current Report on Form 8-K, dated May 21, 2002, as amended by its Current Report on Form 8-K/A, dated June 11, 2002. Item 7, the Financial Statements of the Business Acquired has been amended to include:

(a)  FINANCIAL STATEMENTS OF BUSINESS ACQUIRED:

     The  following  audited  financial  information  of Reiman is included as
Exhibit 99.1 to this 8-K/A:

     Report of Ernst & Young LLP, Independent Auditors.

     Consolidated Balance Sheets as of December 31, 2001 and 2000.

     Consolidated Statements of Operations for the years ended December 31, 2001, 2000 and 1999.

     Consolidated Statements of Members' Equity for the years ended December 31,
        2001, 2000 and 1999.

     Consolidated  Statements  of Cash Flows for the years  ended  December  31,
        2001, 2000 and 1999.

     Notes to Consolidated Financial Statements.

(c)  EXHIBITS

     23.1       Consent of Ernst & Young LLP

     99.1 Reiman Holding Company, LLC audited consolidated financial statements as of December 31, 2001 and 2000, and for each of the three years in the period ended December 31, 2001, including the following:


                Report of Ernst & Young LLP, Independent Auditors.

                Consolidated Balance Sheets as of December 31, 2001 and 2000.

                Consolidated  Statements  of  Operations  for the years ended
                  December 31, 2001, 2000 and 1999.

                Consolidated Statements of Members' Equity for the years ended
                  December 31, 2001, 2000 and 1999.

                Consolidated  Statements  of Cash Flows for the years  ended
                  December  31, 2001, 2000 and 1999.

                Notes to Consolidated Financial Statements.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    The Reader's Digest Association, Inc.

Date:  October 30, 2002

                                           /s/     Michael S. Geltzeiler
                                    ------------------------------------
                                    Name:   Michael S. Geltzeiler
                                    Title:  Senior Vice President and
                                            Chief Financial Officer

                                  EXHIBIT INDEX

EXHIBIT NO.                              DESCRIPTION

23.1         Consent of Ernst & Young LLP

99.1 Reiman Holding Company, LLC audited consolidated financial statements as of December 31, 2001 and 2000, and for each of the three years in the period ended December 31, 2001, including the following:


                Report of Ernst & Young LLP, Independent Auditors.

                Consolidated Balance Sheets as of December 31, 2001 and 2000.

                Consolidated  Statements  of  Operations  for the years ended
                  December 31, 2001, 2000 and 1999.

                Consolidated Statements of Members' Equity for the years ended
                  December 31, 2001, 2000 and 1999.

                Consolidated  Statements  of Cash Flows for the years  ended
                  December  31, 2001, 2000 and 1999.

                Notes to Consolidated Financial Statements.